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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): February 7, 2007


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              ---------------------------------------------------------
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
              --------------------------------------------

         (e) On February 7, 2007, Cooperative Bankshares, Inc. (the "Company") and its wholly-owned subsidiary, Cooperative Bank (the "Bank"), entered into a new employment agreement (the "Agreement") with their President and Chief Executive Officer, Frederick Willetts, III. The Agreement supersedes Mr. Willetts' prior employment agreement with the Company and the Bank. The Agreement provides for a term of five years. On each anniversary date of the commencement of the Agreement, the term of Mr. Willetts' employment may be extended by the Board of Directors for an additional one-year period beyond the then effective expiration date. The Agreement provides Mr. Willetts with a salary of $325,000 per year with a salary review by the Board of Directors not less often than annually, as well as other benefits, including Mr. Willetts' inclusion in discretionary bonus plans, retirement, pension and medical plans. The Agreement terminates upon Mr. Willetts' death, may terminate upon Mr. Willetts's disability and is terminable by the Company and Bank for "just cause or for good reason" (as defined in the Agreement). The Agreement provides Mr. Willetts with certain benefits if the Agreement is terminated under certain circumstances.

         The foregoing summary of the Agreement is qualified in its entirety by the Agreement itself, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (d)  Exhibits

              Number    Description
              ------    -----------

              10.1 Employment Agreement by and between Cooperative Bankshares, Inc., Cooperative Bank and Frederick Willetts, III, executed February 7, 2007


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COOPERATIVE BANKSHARES, INC.



                                   /s/ Frederick Willetts, III
                                   ---------------------------------------
                                   Frederick Willetts, III
                                   President

Date: February 13, 2007